Net Deferred Income Taxes Recorded In Consolidated Balance Sheets (Detail) In Thousands, unless otherwise specified	Mar. 31, 2012 USD ($)	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)
Deferred income taxes:
Current assets	$ 71,927	¥ 5,898,000	¥ 6,039,000
Investments and other assets	10,402	853,000	1,403,000
Current liabilities	(1,524)	(125,000)	(112,000)
Long-term liabilities	(1,585)	(130,000)	(746,000)
Net deferred income tax assets	$ 79,220	¥ 6,496,000	¥ 6,584,000